UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison / Claymore Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive
Lisle, IL 60532
(Address of principal executive offices) (Zip code)

J. Thomas Futrell
Madison / Claymore Covered Call & Equity Strategy Fund
2455 Corporate West Drive
Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 - June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

June 30, 2010
(Unaudited)

Madison/Claymore Covered Call & Equity Strategy Fund

MCN

Madison Investment Advisors

CLAYMORE®
A GUGGENHEIM PARTNERS COMPANY

www.claymore.com/mcn

... your road to the LATEST,

most up-to-date INFORMATION about the

Madison/Claymore Covered Call & Equity Strategy Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/mcn, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Madison Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dear Shareholder |

We thank you for your investment in the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”).This report covers the Fund’s performance for the six-month period ended June 30, 2010.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of the Fund’s investment manager, selling at a reasonable price in relation to their long-term earnings growth rates. On an ongoing and consistent basis, the Fund sells covered call options to seek to generate a reasonably steady return from option premiums.There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s Board of Trustees recently approved a revision to the Fund’s previously effective non-fundamental policy that the Fund may invest no more than 2% of the Fund's total assets, at time of purchase, in any one common stock if the Fund has sold (written) both put and call options on such common stock and that the combination of the value of the long position plus the stock represented by the put at the time the put is sold shall not exceed 4% of the Fund’s total assets.

Under normal market conditions, the Fund allocates at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options on a portion of the equity securities held in the Fund’s portfolio; pending investment in equity securities or as covered call options, the assets of the Fund allocated to its integrated investment strategy are held in cash or cash equivalents.The Fund invests, under normal market conditions, at least 65% of its investments in equity securities in common stocks of large capitalization issuers that meet the Fund’s selection criteria.

Claymore Advisors, LLC (the “Adviser”) is the investment adviser to the Fund. Claymore entities provided supervision, management or servicing on approximately $15.3 billion in assets as of June 30, 2010. Madison Asset Management, LLC (the “Investment Manager”), a subsidiary of Madison Investment Advisors, Inc. (collectively “Madison”), is the Fund’s investment manager. Founded in 1974, Madison is an independently owned firm that, with its affiliates, manages individual, corporate, pension, insurance, endowment, and mutual fund assets.As of June 30, 2010, Madison, together with its affiliates, supervised approximately $15 billion in assets.

On October 15, 2009, Guggenheim Partners, LLC, a global diversified financial services firm, and Claymore Group Inc. (“Claymore”), the parent company of the Adviser, announced the completion of a previously announced merger.As a result of the transaction, Claymore and its associated entities, including Claymore Securities, Inc., Claymore Advisors, LLC and Claymore Investments, Inc. (in Canada), are now indirect wholly-owned subsidiaries of Guggenheim Partners LLC, a global diversified financial services firm with more than $100 billion in assets under supervision.

On February 4, 2010, the Fund announced that it had entered into a new investment advisory agreement with the Adviser and a new investment sub-advisory agreement with the Adviser

Semiannual Report | June 30, 2010 | 3

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Dear Shareholder continued

and the Investment Manager upon receiving the necessary shareholder approval.These new agreements were necessary because the former agreements were automatically terminated upon the merger of Claymore with Guggenheim Partners LLC.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2010, the Fund provided a total return based on market price of -8.36% and a total return based on NAV of -6.27%.As of June 30, 2010, the Fund’s market price of $7.82 per share represented a discount of 9.91% to its NAV of $8.68 per share. Past performance does not guarantee future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.18 on February 26 and May 28, 2010.The most recent dividend represents an annualized distribution rate of 9.21% based on the Fund’s closing market price of $7.82 on June 30, 2010.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 25 of the Fund’s semiannual report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5.You will find information about Madison’s investment philosophy and discipline, its views on the market environment and how it structured the Fund’s portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/mcn.

Sincerely,

J. Thomas Futrell
Chief Executive Officer
Madison/Claymore Covered Call & Equity Strategy Fund

4 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Questions & Answers |

Madison Asset Management, LLC (“MAM”) is pleased to address the progress of the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund” or “MCN”) for the six months ended June 30, 2010.

Introduced in July of 2004, the Fund continues to pursue its objectives by investing in high-quality, large-capitalization common stocks that are, in the opinion of the MAM investment professionals, selling at a reasonable price with respect to their long-term earnings growth rates.The Fund’s option-writing strategy seeks to provide a consistent income from option premiums which are expected to help achieve the goal of providing a high level of current income and current gains with a secondary objective of long-term capital appreciation.

Madison Asset Management, LLC, a subsidiary of Madison Investment Advisors, Inc., together with its affiliates, manages approximately $15 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of June 30, 2010.

What happened in the market during the first half of 2010?

The first half of the year, the market witnessed a dramatic shift in the stock market and investor senti-ment.Through the first quarter and early second quarter, U.S. stock markets continued the rally which began in March 2009. Growing economic and European sovereign debt concerns had little negative effect on investor sentiment as stock prices moved higher regardless of the growing underlying fundamental risks.As the second quarter progressed, it became increasingly clear that the sovereign debt crisis in Europe, and the correspondingly weaker euro, would begin to have a real-time detrimental impact on U.S. economic growth.At a minimum, U.S. exports to Europe would be notably curtailed. Meanwhile, the Gulf of Mexico Deepwater Horizon oil spill, which stemmed from a horrific drilling rig explosion on April 20, 2010, slowly began to be recognized for what it was and is—an environmental and economic catastrophe for the Gulf Coast region. Finally, later in the second quarter, various reports began to indicate that U.S. economic growth appeared to be cooling. Given the previously buoyant mood of equity investors, the markets responded quite negatively to these unfolding developments, with the S&P 500 declining approximately 15% from the April highs and ending the first six months of the year with a negative return of -6.65%.

As the market shifted, sector leadership also shifted as economically sensitive and cyclical sectors such as Technology and Consumer Discretionary ceded leadership to more defensive sectors such as Consumer Staples, Utilities and Health Care.As the market correction gathered steam in May and June, correlation between stocks increased as a general movement away from equities impacted all areas of the market.This made it more challenging to add value through stock selection as there was very little differentiation between high/low quality stocks and growth/value stocks.As the overall market stabilizes in coming months, we would expect investors to gravitate toward higher quality companies with strong fundamental attributes.This trend would be beneficial for the Fund.

With the market’s change in direction came an increase in volatility as investors ran for the sideline in the later part of the second quarter.The CBOEVolatility Index (“VIX”), a key measure of market volatility, soared from a level of near 15 in early April to 45 by mid-May before settling just below 25 at the end of June.This increase in volatility has led to rising option premiums, improving the Fund’s ability to maintain a high income level and provide some downside protection.

How did the Fund perform given the marketplace conditions during the first six months of 2010?

Given the diverse and difficult market conditions during the first half of 2010, MAM is pleased to report that the Fund performed well relative to the overall market. For the six months ending June 30, 2010, the Fund’s total return based upon net asset value (NAV) was -6.27% which was slightly ahead of the fall in the S&P 500 of -6.65% and well ahead of the CBOE S&P BuyWrite Index (BXM) which declined -9.29%.The Fund’s total return based upon market price was -8.36% as the discount to NAV widened somewhat in response to the market correction that began in late April.

Semiannual Report | June 30, 2010 | 5

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Questions&Answers continued

During the early months of the year the Fund lagged the S&P 500 Index, which is typical of a covered call strategy in a strong upward-trending market.This was exacerbated by a growing cash position which resulted from numerous option assignments, primarily in January.With the market appearing extended following such a strong year-long rally, the Fund did not immediately reinvest the larger than normal cash position, opting to wait for a more attractive entry point.The larger cash position was the primary drag on performance early in the year as the market continued to trend higher through late April.An opportunity to reinvest presented itself in May and June as the market corrected and the cash position was worked lower by purchasing high-quality companies at significantly more attractive prices than earlier in the period. During the market correction, the Fund’s performance relative to the S&P 500 Index improved dramatically and ended the six-month period on a similar footing as the market.The opportune reinvestment of cash was partially offset by the stronger relative performance of defensive sectors as the market corrected.These defensive sectors such as Consumer Staples, Utilities and Telecom are under-represented in the Fund due primarily to the relative unattractiveness of option premiums in these areas.As cash was redeployed later in the period, call writing accelerated and the Fund benefitted from higher market volatility and correspondingly higher option premiums.

Describe the Fund’s portfolio equity and option structure:

As of June 30, 2010, the Fund held 50 equity securities and unexpired covered call options had been written against 57% of the Fund’s stock holdings. During the six-month period, the Fund generated premiums of $7.4 million from its covered call writing activities. It is the strategy of the Fund to write “out-of-the-money” call options, and as of June 30, 94% of the Fund’s call options (72 of 77 different options) remained out-of-the-money. (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The number of out-of-the-money options increased from the beginning of the year as the market correction held many share prices below their corresponding option strike prices.

As the market begins to improve, the Fund’s managers will increasingly look to cover a greater percentage of the portfolio in order to take advantage of higher call option premiums available since market volatility increased in late April.

Which sectors are prevalent in the Fund?

From a sector perspective, MCN’s largest exposure as of June 30, 2010 was to the Financials sector, followed by Health Care,Technology (and technology related), Consumer Discretionary and Energy.The Fund had a small weighting in the Materials and Industrials sectors and was absent the Consumer Staples, Telecommunication Services and Utilities sectors, which although defensive in nature, typically provide less attractive call writing opportunities.

Discuss the Fund’s security and option selection process:

The Fund is managed by two teams of investment professionals. MAM considers these teams as a “right hand” and “left hand” meaning they work together to make common stock and option decisions. Fundamental analysis is used to select solid companies with good growth prospects and attractive valuations. Then MAM seeks attractive call options to write on those stocks. It is the belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing.The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership.As bottom-up investors, the focus of MAM is on the fundamental businesses of its companies.The stock selection philosophy strays away from the “beat the street” mentality, as it seeks companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe the MAM investment professionals bring elements of consistency, stability and predictability to shareholders.

6 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Questions&Answers continued

Once attractive and solid names have been selected for the Fund, the call writing strategy is employed.This procedure entails selling calls that are primarily out-of the-money, so the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is the management’s outlook for the market and Fund in 2010?

The MAM investment professionals describe the current economy as more of a soft patch than the beginning of a double-dip recession.Although leading economic indicators settled back somewhat and gave credence to a slowdown, MAM believes conditions are at an economically self-sustaining level and support this with evidence such as low interest rates, growth of the economy, corporate profits nearing record levels, strength of corporate balance sheets and increased availability of credit.All of these elements are polar opposites of 2008 (when the U.S. last entered a recession).With that backdrop, MAM feels a double-dip recession is unlikely; instead, its team is expecting the economy to flatten and experience slow growth.

It could be argued that the equity markets have already made good progress over the past couple of months in adjusting and lowering longer-term expectations to much more realistic levels. MAM believes earnings growth will continue in the second half of the year, albeit at a more modest pace. Overall, this should be positive for equities. MAM also believes that volatility will remain elevated for many months to come as the market digests conflicting news on economic, earnings and global issues. Given this outlook, MAM investment professionals believe that a covered call strategy should remain a relatively attractive alternative for investors searching for a lower risk means of participating in the equity market.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The CBOEVolatility Index is widely known as theVIX Index.VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE)Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the“investor fear gauge.”

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

MCN Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover.These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives.The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Equity Risk: The value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks Associated with Options on Securities: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Semiannual Report | June 30, 2010 | 7

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Questions&Answers continued

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Risks of Mid-Cap Companies: Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people.The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured.To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares).In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Financial Leverage: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions. Please see www.claymore.com/mcn for a more detailed discussion about Fund risks and considerations.

8 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |

Fund Summary | As of June 30, 2010 (unaudited)

Fund Statistics
Share Price	$7.82
Common Share Net Asset Value	$8.68
Premium/(Discount) to NAV	-9.91%
Net Assets ($000)	$167,207

Total Returns
(Inception 7/28/04)	Market	NAV
Six Month	-8.36%	-6.27%
One Year	22.04%	11.56%
Three Year - average annual	-9.34%	-7.65%
Five Year - average annual	-3.31%	-1.33%
Since Inception - average annual	-1.15%	0.62%
Returns for less than one year are not annualized.

% of Long Term
Sector Breakdown	Investments
Financials	24.8%
Health Care	23.1%
Technology	16.3%
Consumer Discretionary	12.4%
Energy	6.7%
Consumer Services	6.3%
Materials	2.5%
Computers	2.3%
Software	2.2%
Exchange-Traded Funds	2.1%
Industrial	0.8%
Insurance	0.5%

% of Long-Term
Top Ten Holdings	Investments
Capital One Financial Corp.	4.6%
eBay, Inc.	4.1%
UnitedHealth Group, Inc.	4.1%
Goldman Sachs Group, Inc. (The)	3.6%
Google, Inc. - Class A	3.2%
Cisco Systems, Inc.	3.2%
Genzyme Corp.	3.1%
Lowe’s Cos., Inc.	3.1%
Biogen Idec, Inc.	3.1%
Home Depot, Inc.	2.8%

Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com/mcn. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Semiannual Report | June 30, 2010 | 9

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Portfolio of Investments | June 30, 2010 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments – 83.4%
	Common Stocks (a) – 81.6%
	Computers – 1.9%
265,800	Dell, Inc. (b)	$ 3,205,548
	Consumer Discretionary – 10.4%
204,000	American Eagle Outfitters, Inc.	2,397,000
80,000	Best Buy Co., Inc.	2,708,800
138,700	Home Depot, Inc.	3,893,309
210,000	Lowe’s Cos., Inc.	4,288,200
35,000	Target Corp.	1,720,950
93,900	Williams-Sonoma, Inc.	2,330,598
		17,338,857
	Consumer Services – 5.2%
291,400	eBay, Inc. (b)	5,714,354
55,500	Garmin, Ltd. (Switzerland)	1,619,490
40,000	Intuit, Inc. (b)	1,390,800
		8,724,644
	Energy – 5.6%
41,900	Apache Corp.	3,527,561
9,937	Exxon Mobil Corp.	567,116
32,000	Schlumberger, Ltd. (Netherlands Antilles)	1,770,880
47,000	Transocean, Ltd. (Switzerland) (b)	2,177,510
70,000	Valero Energy Corp.	1,258,600
		9,301,667
	Financials – 20.7%
40,000	Affiliated Managers Group, Inc. (b)	2,430,800
205,278	Bank of America Corp.	2,949,845
160,000	Capital One Financial Corp.	6,448,000
420,000	Citigroup, Inc. (b)	1,579,200
38,000	Goldman Sachs Group, Inc. (The)	4,988,260
260,000	Marshall & Ilsley Corp.	1,866,800
150,000	Morgan Stanley	3,481,500
110,000	State Street Corp.	3,720,200
255,000	Synovus Financial Corp.	647,700
45,000	Visa, Inc. - Class A	3,183,750
130,000	Wells Fargo & Co.	3,328,000
		34,624,055

Number
of Shares	Description	Value
	Health Care – 19.2%
90,000	Biogen Idec, Inc. (b)	$ 4,270,500
65,000	Celgene Corp. (b)	3,303,300
30,000	Community Health Systems, Inc. (b)	1,014,300
85,045	Genzyme Corp. (b)	4,317,735
112,000	Gilead Sciences, Inc. (b)	3,839,360
170,000	Mylan, Inc. (b)	2,896,800
270,000	Pfizer, Inc.	3,850,200
199,800	UnitedHealth Group, Inc.	5,674,320
55,200	Zimmer Holdings, Inc. (b)	2,983,560
		32,150,075
	Industrial – 0.7%
20,000	United Parcel Services, Inc. - Class B	1,137,800
	Insurance – 0.4%
108,800	MGIC Investment Corp. (b)	749,632
	Materials – 2.1%
58,000	Freeport-McMoRan Copper & Gold, Inc.	3,429,540
	Software – 1.8%
220,000	Symantec Corp. (b)	3,053,600
	Technology – 13.6%
120,000	Adobe Systems, Inc. (b)	3,171,600
120,000	Applied Materials, Inc.	1,442,400
207,700	Cisco Systems, Inc. (b)	4,426,087
71,300	EMC Corp. (b)	1,304,790
590,300	Flextronics International Ltd. (Singapore) (b)	3,305,680
10,000	Google, Inc. - Class A (b)	4,449,500
50,000	QUALCOMM, Inc.	1,642,000
164,000	Yahoo!, Inc. (b)	2,268,120
30,800	Zebra Technologies Corp. - Class A (b)	781,396
		22,791,573
	Total Common Stocks – 81.6%
	(Cost $230,330,245)	136,506,991
	Exchange-Traded Funds (a) – 1.8%
20,100	Powershares QQQ	858,471
20,000	SPDR S&P 500 ETF Trust	2,064,400
	(Cost $3,155,801)	2,922,871
	Total Long-Term Investments – 83.4%
	(Cost $233,486,046)	139,429,862
	Short-Term Investments – 20.3%
	Money Market Funds – 17.9%
29,940,637	AIM Liquid Assets Money Market Fund
	(Cost $29,940,637)	29,940,637

See notes to financial statements.

10 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Portfolio of Investments (unaudited) continued

Principal
Amount		Value
	U.S. Government (a) – 2.4%
$ 4,000,000	U.S. Treasury Note (coupon 0.875%, maturity 2/28/11)
	(Cost $4,014,421)	$ 4,016,096
	Total Short-Term Investments – 20.3%
	(Cost $33,955,058)	33,956,733
	Total Investments – 103.7%
	(Cost $267,441,104)	173,386,595
	Liabilities in excess of Other Assets – (2.2%)	(3,720,143)
	Total Value of Options Written – (1.5%)	(2,459,250)
	Net Assets – 100.0%	$ 167,207,202

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (b)	Month	Price	Value
300	Adobe Systems, Inc.	January 11	$33.00	$25,050
300	Adobe Systems, Inc.	January 11	35.00	15,450
300	Adobe Systems, Inc.	October 10	33.00	9,000
200	Affiliated Managers Group, Inc.	January 11	75.00	51,500
200	American Eagle Outfitters, Inc.	January 11	20.00	1,000
104	Apache Corp.	January 11	100.00	43,680
200	Apache Corp.	January 11	110.00	42,500
115	Apache Corp.	October 10	110.00	8,337
200	Applied Materials, Inc.	January 11	12.50	23,700
300	Applied Materials, Inc.	January 11	15.00	12,300
300	Applied Materials, Inc.	October 10	15.00	4,200
300	Best Buy Co., Inc.	January 11	40.00	47,700
200	Best Buy Co., Inc.	September 10	38.00	18,000
300	Best Buy Co., Inc.	September 10	47.00	1,800
200	Biogen Idec, Inc.	January 11	60.00	17,000
200	Biogen Idec, Inc.	July 10	55.00	2,000
300	Capital One Financial Corp.	January 11	50.00	61,050
500	Capital One Financial Corp.	September 10	40.00	185,000
201	Celgene Corp.	January 11	55.00	79,897
300	Cisco Systems, Inc.	January 12	30.00	30,900
300	Cisco Systems, Inc.	October 10	25.00	9,900
300	Cisco Systems, Inc.	October 10	27.00	3,450
1,000	Cisco Systems, Inc.	July 10	25.00	2,500
100	Community Health Systems, Inc.	January 11	40.00	22,250
500	Dell, Inc.	January 11	17.50	8,000
243	Dell, Inc.	November 10	17.00	2,673
217	eBay, Inc.	January 11	30.00	3,146
700	eBay, Inc.	October 10	27.00	4,900
300	eBay, Inc.	July 10	25.00	450
676	EMC Corp.	October 10	19.00	66,586
140	Exxon Mobil Corp.	August 10	44.00	7,070
1,200	Flextronics International Ltd.	January 11	10.00	7,800
200	Garmin, Ltd.	October 10	39.00	5,400
29	Garmin, Ltd.	July 10	33.00	247
200	Genzyme Corp.	October 10	57.50	21,000
450	Genzyme Corp.	July 10	55.00	3,375
16	Gilead Sciences, Inc.	January 11	50.00	336
620	Gilead Sciences, Inc.	August 10	46.00	620
380	Goldman Sachs Group, Inc. (The)	January 11	160.00	206,150
100	Google, Inc.	January 11	530.00	149,000
220	Home Depot, Inc.	January 11	35.00	11,000
600	Home Depot, Inc.	August 10	32.00	15,300
387	Home Depot, Inc.	August 10	35.00	1,548
390	Intuit, Inc.	July 10	30.00	187,200
600	Lowe’s Cos., Inc.	January 11	25.00	37,500

(a)	All or a portion of these securities position represent cover (directly or through conversion rights) for outstanding options written.
(b)	Non-income producing security.

See notes to financial statements.

Semiannual Report | June 30, 2010 | 11

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Portfolio of Investments (unaudited) continued

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (b)	Month	Price	Value
500	Lowe’s Cos., Inc.	October 10	$25.00	$11,250
400	Lowe’s Cos., Inc.	October 10	27.00	3,000
325	Lowe’s Cos., Inc.	July 10	24.00	488
300	Morgan Stanley	July 10	30.00	300
400	Morgan Stanley	July 10	32.00	200
278	Mylan, Inc.	October 10	22.00	4,170
600	Mylan, Inc.	July 10	19.00	4,500
500	Mylan, Inc.	July 10	20.00	2,500
200	Powershares QQQ	January 11	49.00	24,000
250	QUALCOMM, Inc.	January 11	40.00	24,375
250	QUALCOMM, Inc.	October 10	40.00	7,750
320	Schlumberger, Ltd.	November 10	65.00	81,120
200	SPDR S&P 500 ETF Trust	July 10	110.00	5,900
400	State Street Corp.	August 10	47.00	600
300	Symantec Corp.	July 10	18.00	450
600	Symantec Corp.	July 10	19.00	600
200	Target Corp.	July 10	49.00	28,400
150	Target Corp.	July 10	50.00	13,725
200	Transocean, Ltd.	January 11	90.00	8,100
200	United Parcel Services, Inc.	July 10	60.00	9,400
397	UnitedHealth Group, Inc.	September 10	35.00	3,772
200	Visa, Inc.	January 11	75.00	122,500
400	Wells Fargo & Co.	October 10	35.00	5,400
400	Wells Fargo & Co.	July 10	29.00	2,600
500	Wells Fargo & Co.	July 10	30.00	1,750
539	Williams-Sonoma, Inc.	November 10	30.00	61,985
400	Williams-Sonoma, Inc.	August 10	25.00	68,000
400	Yahoo!, Inc.	January 11	17.50	18,600
240	Yahoo!, Inc.	July 10	18.00	480
100	Zebra Technologies Corp.	November 10	30.00	6,500
252	Zimmer Holdings, Inc.	January 11	60.00	62,370
	Total Value of Call Options Written
	(Premiums received $7,024,587)			2,042,250
	Put Options Written
200	Goldman Sachs Group, Inc. (The)	January 11	140.00	417,000
	Total Value of Put Options Written
	(Premiums received $316,796)			417,000
	Total Options Written
	(Premiums received $7,341,383)			$2,459,250
(b) Non-income producing security.

See notes to financial statements.

12 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of Assets and Liabilities | June 30, 2010 (unaudited)

Assets
Investments at value (cost $267,441,104)	$173,386,595
Cash	1,225
Dividends and interest receivable	58,659
Other assets	18,979
Total assets	173,465,458
Liabilities
Options written, at value (premiums received of $7,341,383)	2,459,250
Payables:
Investments purchased	3,516,925
Investment advisory fee	72,163
Investment management fee	72,163
Other affiliates	8,167
Trustees’fees	4,489
Accrued expenses and other liabilities	125,099
Total liabilities	6,258,256
Net Assets	$167,207,202
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 19,268,423 shares issued and outstanding	$192,684
Additional paid-in capital	274,662,374
Accumulated net realized loss on investments and options transactions	(10,939,767)
Net unrealized depreciation on investments and options transactions	(89,172,376)
Accumulated net investment loss	(7,535,713)
Net Assets	$167,207,202
Net Asset Value (based on 19,268,423 common shares outstanding)	$8.68

See notes to financial statements.

Semiannual Report | June 30, 2010 | 13

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of Operations | For the six months ended June 30, 2010 (unaudited)

Investment Income
Dividends	$600,803
Interest	6,288
Total income		$607,091
Expenses
Investment advisory fee	460,310
Investment management fee	460,310
Professional fees	70,560
Trustees’fees and expenses	58,898
Printing expenses	35,309
Administrative fee	27,134
Custodian fee	23,842
Fund accounting	21,999
Line of credit fees	14,236
NYSE listing fee	10,498
Transfer agent fee	9,713
Insurance	8,120
Other	5,243
Total expenses		1,206,172
Net investment loss		(599,081)
Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		(1,912,865)
Options		1,861,560
Net change in unrealized appreciation (depreciation) on:
Investments		(19,559,317)
Options		8,960,819
Net realized and unrealized loss on investments and options transactions		(10,649,803)
Net Decrease in Net Assets Resulting from Operations		$(11,248,884)

See notes to financial statements.

14 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of Changes in Net Assets |

	For the
	Six Months Ended	For the
	June 30, 2010	Year Ended
	(unaudited)	December 31, 2009
Increase (Decrease) in Net Assets Resulting from Operations
Net investment loss	$(599,081)	$(927,639)
Net realized loss on investments and options	(51,305)	(10,450,381)
Net unrealized appreciation (depreciation) on investments and options	(10,598,498)	64,872,828
Net increase (decrease) in net assets resulting from operations	(11,248,884)	53,494,808

Distributions to Shareholders
From and in excess of net investment income	(6,936,632)	(15,340,759)
Return of capital	–	(759)
	(6,936,632)	(15,341,518)
Total increase (decrease) in net assets	(18,185,516)	38,153,290

Net Assets:
Beginning of period	185,392,718	147,239,428
End of period (including distributions in excess of net
investment income of ($7,535,713) and $0, respectively)	$167,207,202	$185,392,718

See notes to financial statements.

Semiannual Report | June 30, 2010 | 15

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Financial Highlights |

	For the		For the		For the	For the	For the	For the
	Six Months Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2010		December 31,		December 31,	December 31,	December 31,	December 31,
	(unaudited)		2009		2008	2007	2006	2005
Net asset value, beginning of period	$9.62		$7.64		$13.02	$14.84	$14.74	$15.14
Investment operations
Net investment income (loss) (a)	(0.03)		(0.05)		–	0.17	0.01	(0.02)
Net realized and unrealized gain (loss) on investments and options	(0.55)		2.83		(4.20)	(0.67)	1.41	0.94
Total from investment operations	(0.58)		2.78		(4.20)	(0.50)	1.42	0.92
Distributions to Common Shareholders
From and in excess of net investment income	(0.36)		(0.80)		(1.18)	(1.32)	(1.32)	(1.32)
Return of capital	–		0.00	*	–	–	–	–
Total Distributions to Shareholders	(0.36)		(0.80)		(1.18)	(1.32)	(1.32)	(1.32)
Net asset value, end of period	$8.68		$9.62		$7.64	$13.02	$14.84	$14.74
Market value, end of period	$7.82		$8.89		$6.21	$11.41	$15.11	$14.80
Total investment return (b)
Net asset value	-6.27%		39.00%		-34.53%	-3.81%	10.22%	6.36%
Market value	-8.36%		61.01%		-38.12%	-16.85%	11.86%	8.49%

Ratios and supplemental data
Net assets end of period (thousands)	$167,207		$185,393		$147,239	$250,781	$283,851	$278,344
Ratio of expenses to average net assets
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.31	%(e)(f)	1.42	%(f)	1.36%	1.25%	1.28%	1.27%
Total expenses, including interest expense	1.31	%(e)(f)	1.62	%(f)	1.62%	1.25%	1.28%	1.27%
Net investment income (loss), including interest expense	-0.65	%(e)(f)	-0.57	%(f)	0.04%	1.20%	0.04%	-0.16%
Portfolio Turnover (c)	26%		14%		33%	103%	59%	109%
Senior Indebtedness:
Total borrowings outstanding (in thousands)	N/A		N/A		$24,000	N/A	N/A	N/A
Asset coverage per $1,000 of indebtedness (d)	N/A		N/A		$7,135	N/A	N/A	N/A

*	less than 0.01
(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods less than one year.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)	Annualized
(f)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratios would be 0.00% for the six months ended June 30, 2010 and 0.01% for the year ended December 31, 2009.

See notes to financial statements.

16 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Notes to Financial Statements | June 30, 2010 (unaudited)

Note 1 – Organization:
Madison/Claymore Covered Call & Equity Strategy Fund (the“Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund’s investment manager, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Trustees shall determine in good faith to reflect its fair value. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose bid or asked prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with ASC 820, Fair Value Measurements and Disclosures (“ASC820”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Funds’investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$136,507	$–	$–	$136,507
Exchange-Traded Funds	2,923	–	–	2,923
Money Market Fund	29,941	–	–	29,941
U.S. Government	–	4,016	–	4,016
Total	$169,371	$4,016	$–	$173,387
Liabilities:
Written options	$2,459	$–	$–	$2,459
Total	$2,459	$–	$–	$2,459

Semiannual Report | June 30, 2010 | 17

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Notes to Financial Statements (unaudited) continued

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund values its current Level 2 securities through independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. There were no transfers between Level 1 and Level 2 during the six-months ended June 30, 2010.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) Options
The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. In addition to its covered call strategy, the Fund may, to a lesser extent, pursue an option strategy that includes the writing (selling) of both put options and call options on certain of the common stocks in the Fund’s portfolio. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. It is likely that a significant portion of the Fund’s distributions will be classified as return of capital for tax purposes. Any net realized long-term capital gains are distributed annually to common shareholders.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Transactions with Affiliates:
Pursuant to an Investment Advisory Agreement (the“Agreement”) between the Fund and Claymore Advisors, LLC (the“Adviser”), the Adviser furnishes offices, necessary facilities and equipment; provides certain administrative services; oversees the activities of Madison Asset Management LLC (the“Investment Manager”); and provides personnel, including certain officers required for the Fund’s administrative management and compensates all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets.

18 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |Notes to Financial Statements (unaudited) continued

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim”), a global diversified financial services firm, and Claymore Group Inc., parent of the Fund’s Adviser, announced the completion of a previously announced merger. The transaction closed on October 14, 2009 (the“Effective Date”), whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc. the surviving entity. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the“1940 Act”), the consummation of this transaction resulted in the automatic termination of the Advisory & Investment Management Agreements. On September 23, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the“New Advisory Agreement”) and a new investment management agreement among the Fund, the Adviser and Madison (the“New Investment Management Agreement”and together with the New Advisory Agreement, the“New Agreements”) and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements, which were approved by shareholders on February 2, 2010, have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Investment Management Agreement.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0175%
Next $500,000,000	0.0125%
Over $1,000,000,000	0.0100%

The Investment Manager receives a fund accounting fee based on the net assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the net assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the two funds:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of Claymore Advisors, LLC or Madison Asset Management LLC. The Fund does not compensate its officers or trustees who are officers or interested persons of the two aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Subsequent to the December 31, 2009 reporting period, it was determined that a reclassification of $927,639 was required between Accumulated net realized gain/loss and Paid-in capital. This adjustment is reflected on the Statement of Assets and Liabilities, but did not impact the net assets of the Fund.

Information on the tax components of investments, excluding written options, as of June 30, 2010 is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on	Appreciation
Purposes	Appreciation	Depreciation	Investments	on Derivatives
$268,335,447	$615,293	$(95,564,145)	$(94,948,852)	$4,882,133

Semiannual Report | June 30, 2010 | 19

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Notes to Financial Statements (unaudited) continued

For the year ended December 31, 2009, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2009
Ordinary income	$ 15,340,759
Long-term capital gain	–
Return of capital	759
$ 15,341,518

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (e.g.. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
During the six months ended June 30, 2010, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments, were $38,850,879 and $51,999,042, respectively.

Note 6 – Derivatives:
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or“strike”price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

Covered Call and Put Options
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts during the six months ended June 30, 2010 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	53,122	$11,367,416
Options written during the year	26,686	7,695,951
Options expired during the year	(5,596)	(1,315,040)
Options closed during the year	(28,493)	(6,174,545)
Options assigned during the year	(20,230)	(4,232,399)
Options outstanding, end of year	25,489	$ 7,341,383

The Fund adopted ASC 815, Derivatives and Hedging (formerly known as FAS No. 161), effective December 31, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

20 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Notes to Financial Statements (unaudited) continued

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2010:

Statement of Assets & Liability Presentation of Fair Values of derivatives:
(in $000s)

	Asset Derivatives		Liability Derivatives
			Statement of
	Statement of		Assets and
	Assets and		Liabilities
	Liabilities Location	Fair Value	Location	Fair Value
Equity risk	–	–	Options written, at value	$2,459
Total		–		$2,459

The following table presents the effect of derivatives on the Statement of Operations for the six months ended June 30, 2010:

Effect of Derivative Instruments on the Statement of Operations:
(in $000s)

		Change in
		Unrealized
	Amount of Realized	Appreciation/
	Gain/(Loss) on	(Depreciation)
	Derivatives	on Derivatives
	Options	Options
Equity risk	$1,862	$8,961
Total	$1,862	$8,961

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding.

There were no transactions in common shares during the six months ended June 30, 2010 and the year ended December 31, 2009.

Note 8 – Borrowings:
On April 30, 2008, the Fund entered into a $50,000,000 Revolving Credit Agreement with M&I Marshall & Ilsley Bank, which provides for a revolving credit facility to be used as leverage for the Fund. Effective April 30, 2009, the $50,000,000 revolving credit agreement was reduced to $30,000,000 and on April 30, 2010, the revolving credit agreement was reduced further to $25,000,000. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. The Fund may borrow up to the lesser of the amount of the revolving credit facility or 20% of the Fund’s total assets (including the proceeds of such financial leverage). Interest on the amount borrowed is based on the 1-month LIBOR plus 2.41% with a minimum annual rate of 4.00%. An unused commitment fee of 0.10% is charged on the difference between the $25,000,000 credit agreement amount and the amount borrowed, which is included in“Line of credit fees”on the Statement of Operations. As of June 30, 2010 and for the six-month period then ended, there were no borrowings outstanding in connection with the Fund’s credit facility. The maturity date for the Revolving Credit Agreement is April 30, 2011.

Note 9 — Indemnifications:
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 10 – Subsequent Event:
On August 2, 2010, the Board of Trustees declared a quarterly dividend of $0.18 per common share. The dividend is payable August 31, 2010 to shareholders of record on August 13, 2010.

Semiannual Report | June 30, 2010 | 21

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Supplemental Information | (unaudited)

Federal Income Tax Information
In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Result of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on January 12, 2010 and adjourned until February 2, 2010. At the February 2, 2010, meeting, common shareholders voted on the proposal for a new Investment Advisory Agreement and the Investment Management Agreement.

With regard to the proposal for the new Investment Advisory Agreement and Investment Management Agreement:

	# of Shares	# of Shares	# of Shares
	In Favor	Against	Withheld
New Investment Advisory Agreement	9,470,701	944,926	310,699
New Investment Management Agreement	9,492,494	924,844	308,987

Trustees
The Trustees of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

Number of
Portfolios
Name, Address*,	Term of		In The
Year of Birth	Office**		Fund
and Position(s)	and Length	Principal Occupation During	Complex***
held with	of Time	the Past Five Years and	Overseen by	Other Directorships
Registrant	Served	Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc.	51	None.
Year of birth: 1951		(1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.
James R. Imhoff, Jr.	Since 2004	Chairman and CEO of First Weber Group (1996-present).	1	Director, Park Bank. Trustee,
Year of birth: 1944				the Mosaic family of mutual
5250 East				funds and Madison Strategic
Terrace Drive				Sector Premium Fund.
Madison, WI 53718
Trustee
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and	54	None.
Year of birth: 1953		business transactions (2000-present). Formerly, Executive Vice President, General Counsel and
Trustee		Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Retired. Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management	51	None.
Year of birth: 1958		(1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President
Trustee		and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio
Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
Lorence Wheeler	Since 2004	Retired. Formerly, President of Credit Union Benefits Services, Inc. (1986-1997) and Pension	1	Director, Grand Mountain Bank
Year of birth: 1938		Specialist for CUNA Mutual Group (1997-2001).		FSB. Trustee, the Mosaic family
135 Sunset Blvd.				of mutual funds and Madison
Tabernash, CO 80478				Strategic Sector Premium Fund.
Trustee
Interested Trustees:
Frank E. Burgess†	Since 2004	Founder, President and CEO of Madison Investment Advisors, Inc. and Madison Asset	1	Director, Capital Bankshares, Inc.,
Year of birth: 1942		Management, LLC (1974-present).		Outrider Foundation, Inc., and Santa
550 Science Drive				Barbara Community Bankcorp. Trustee,
Madison, WI 53711				the Mosaic family of mutual
Trustee and Senior				funds and Madison Strategic
Vice President				Sector Premium Fund.

*	Address for all Trustees, unless otherwise noted:
Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
	-	Messrs. Imhoff and Nyberg, as Class II Trustees, are expected to stand for re-election at the fund’s 2012 annual meeting of shareholders.
	-	Messrs. Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund’s 2010 annual meeting of shareholders.
***
The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Burgess is an“interested person”(as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund’s Investment Manager.

22 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Supplemental Information (unaudited) continued

Officers:
The Officers of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**
of Birth and Position(s)	and Length of	Principal Occupation During the Past Five Years and
Held with Registrant	Time Served	Other Affiliations
J. Thomas Futrell	Since 2008	Senior Managing Director and Chief Investment Officer of Claymore Advisors, LLC and Claymore Securities Inc. Chief Executive Officer of certain funds
Year of birth: 1955		in the Fund Complex (2008-present). Formerly, Managing Director of Research, Nuveen Asset Management (2000-2007).
Chief Executive Officer
Kevin M. Robinson	Since 2008	Senior Managing Director and General Counsel of Claymore Advisors, LLC, Claymore Securities, Inc. and Claymore Group, Inc. (2007-present). Chief
Year of birth: 1959		Legal Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext,
Chief Legal Officer		Inc. (2000-2007).
Steven M. Hill	Since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer of Claymore
Year of birth: 1964		Group Inc. (2005-2006). Formerly, Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of
Chief Financial Officer,		Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003). Formerly, Managing Director,
Chief Accounting Officer		FrontPoint Partners LLC (2001-2002).
and Treasurer
Mark Mathiasen	Since 2008	Vice President, Assistant General Counsel of Claymore Advisors, LLC. Secretary of certain funds in the Funds Complex (2007-present). Previously, Law
Year of birth: 1978		Clerk for the Idaho State Courts (2003-2007).
Secretary
Jay Sekelsky	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; Vice President of Funds in the Mosaic
550 Science Drive		family of funds and Madison Strategic Sector Premium Fund.
Madison, WI 53711
Year of birth: 1959
Vice President
Kay Frank	Since 2004	Managing Director of Madison Investment Advisors, Inc. (1986 – present); Vice President of Madison Asset Management, LLC (2003-present);
550 Science Drive		President of Funds in the Mosaic family of funds and President of Madison Strategic Sector Premium Fund.
Madison, WI 53711
Year of birth: 1960
Vice President
Ray Di Bernardo	Since 2003	Vice President of Madison Investment Advisors, Inc. (2003-present).
550 Science Drive
Madison, WI 53711
Year of birth: 1962
Vice President
Greg Hoppe	Since 2008	Vice President of Madison Mosaic, LLC (1999-present); Vice President of Madison Asset Management LLC (2004-present).
550 Science Drive
Madison, WI 53711
Year of birth: 1969
Vice President
Bruce Saxon	Since 2006	Vice President-Fund Compliance Officer of Claymore Advisors, LLC (Feb 2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris
Year of birth: 1957		Investment Management, Inc. (2003-2006). Formerly, Director-Compliance of Harrisdirect LLC (1999-2003).
Chief Compliance Officer
Elizabeth H. Hudson	Since 2009	Assistant General Counsel of Claymore Group Inc. (2009 to present). Assistant Secretary of certain funds in the Fund Complex. Previously, associate at
Year of birth: 1980		Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008). J.D., Northwestern University (2004-2007).
Assistant Secretary

*	Address for all Officers, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semiannual Report | June 30, 2010 | 23

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York Mellon (the“Plan Administrator”), administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

24 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Board Considerations Regarding Investment Advisory Agreement and Investment Management Agreement Contract Re-Approval

On April 20, 2010, the Board of Trustees (the“Board”) of Madison/Claymore Covered Call & Equity Fund (the“Fund”), including those trustees who are not“interested persons”as defined by the Investment Company Act of 1940, as amended (the“Independent Trustees”), on the recommendation of the Nominating & Governance Committee (referred to as the “Committee”and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”) and (2) the investment management agreement (“Investment Management Agreement”) among the Adviser, the Fund and Madison Asset Management, LLC (“Manager”). The Investment Advisory Agreement and the Investment Management Agreement are together referred to as the“Advisory Agreements.” As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, the Manager and independent legal counsel. The members of the Committee also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Manager. The Adviser and the Manager provided extensive information in response to that request and to a follow-up request for information. Among other information, the Adviser and Manager provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Manager, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Manager and the compliance program of the Adviser and of the Manager.

Based upon its review, the Board and Committee concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements and, accordingly, recommended to the Board the renewal of each Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement
With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Manager was responsible for the investment and reinvestment of the Fund’s assets. The Board considered the Adviser’s responsibility to oversee the Manager and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the secondary market support provided by the Adviser to the Fund, including the Adviser’s efforts to educate investment professionals about the Fund and other funds sponsored by the Adviser. The Board considered the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of the Manager’s investment activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the three month, six month, one year, three year and five year periods ended February 28, 2010. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds (“peer group of funds”) provided by the Adviser for the same time periods. The peer group of funds included other closed-end funds that generally invest a majority of their assets in large-cap domestic equity securities and that write individual call options on a substantial portion of the fund’s assets. The Board noted that the Fund’s investment results were consistent with that aspect of the Fund’s investment strategy to write covered call options on common stocks to generate income. The Board also considered that the Adviser does not directly manage investment performance but that such duties were the Manager’s responsibility. The Board concluded that the Adviser had reviewed and monitored the Manager’s investment performance.

The Board compared the Fund’s advisory and management fees and expense ratio to the peer group of funds and to the advisory fees that the Adviser charged to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the peer group of funds. The Board also considered that the combined advisory and management fees were at the median of the peer group of funds.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Fund.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale in the coming year.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue.

Investment Management Agreement
With respect to the nature, extent and quality of services provided by the Manager, the Board considered the qualifications, experience and skills of the Manager’s portfolio management and other key personnel. The Board also considered the Manager’s implementation of the strategy to write covered call options on a portion of the Fund’s equity securities. The Board concluded that the Manager had personnel qualified to provide the services under the Investment Management Agreement.

In considering investment performance, the Board considered the Manager’s efforts in pursuing the Fund’s primary objective of providing a high level of current income and current gains and secondary objective of long-term capital appreciation. The Board reviewed the performance of the Fund and the peer group of funds for various periods of time. The Board noted that the Fund’s returns on an NAV basis were higher than the Standard & Poor’s 500 Index and the CBOE BuyWrite (“BXM”) Index (the“Relevant Indices”) returns for the twelve months ended February 28, 2010 and the peer group of funds provided by the Adviser for the same time period and were in line with the Relevant Indices and peer group of funds for the other time periods reviewed. The Board considered that the Manager followed its investment strategy of investing in securities in sectors it believed would“grow at a reasonable price.”The Board also considered that as a percentage of the Fund’s market price, the Fund had distributed a high level of current income.

The Board reviewed the management fee paid by the Fund to the Manager and compared it to the fees charged by the Manager to other investment company clients for which the Manager serves as adviser that have a covered call strategy. The Board considered that the Fund’s management fee was lower than the Manager’s two investment company clients’ advisory fees and that the Manager did not serve as sub-adviser for other funds.

Semiannual Report | June 30, 2010 | 25

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Board Considerations continued

With respect to the costs of services to be provided and profits realized by the Manager from its relationship to the Fund, the Board reviewed information regarding the revenues the Manager received under the Investment Management Agreement and estimated allocated expenses of the Manager in providing services under the Investment Management Agreement.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale in the coming year.

The Board considered other benefits available to the Manager because of its relationship to the Fund and noted that the accounting services fees received by the Manager from serving as accounting services provider to the Fund provided it with additional revenue. The Board also considered the Manager’s use of soft dollars and ability to obtain brokerage research with the Fund’s commissions, which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Manager.

Overall Conclusions
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser and the Manager.

26 | Semiannual Report | June 30, 2010

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Fund Information |

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	J. Thomas Futrell	Madison Asset Management, LLC
	Chief Executive Officer	550 Science Drive
Frank Burgess*		Madison, WI 53711
Kevin M. Robinson
James Imhoff, Jr.	Chief Legal Officer	Investment Adviser
Claymore Advisors, LLC
Ronald A. Nyberg	Steven M. Hill	2455 Corporate West Drive
	Chief Financial Officer, Chief	Lisle, IL 60532
Ronald E.Toupin, Jr.	Accounting Officer and Treasurer
Administrator
Lorence Wheeler	Frank Burgess	Claymore Advisors, LLC
	Senior Vice President	2455 Corporate West Drive
* Trustee is an “interested person” of the Fund as defined		Lisle, IL 60532
in the Investment Company Act of 1940, as amended.	Mark Mathiasen
	Secretary	Custodian and Transfer Agent
The Bank of NewYork Mellon
	Jay Sekelsky	New York, NewYork
Vice President
Legal Counsel
	Kay Frank	Vedder Price P.C.
	Vice President	Chicago, Illinois

	Ray Di Bernardo	Independent Registered
	Vice President	Public Accounting Firm
Ernst &Young LLP
	Greg Hoppe	Chicago, Illinois
Vice President

Bruce Saxon
Chief Compliance Officer

Elizabeth Hudson
Asst. Secretary

Privacy Principles of Madison/Claymore Covered Call & Equity Strategy Fund for Shareholders
The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information.The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Madison/Claymore Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Effective July 20, 2010, the By-Laws of the Fund were changed as follows:
If the Shareholders of any class or series of Shares are entitled to elect one or more Trustees, only such persons who are holders of record of such class or series of shares at the time notice is provided with regards to the Annual Meetings of Shareholders shall be entitled to nominate persons for election as a Trustee by such class or series of Shares voting separately.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 851-0264.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 851-0264 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

Semiannual Report | June 30, 2010 | 27

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

About the Fund Manager |

Madison Asset Management, LLC
Madison Asset Management, LLC, (MAM) a subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages approximately $15 billion in individual, corporate, pension, insurance, endowment and mutual fund assets as of June 30, 2010.

Investment Philosophy
MAM believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

Investment Process
The manager employs a fundamental, bottom-up strategy in constructing equity portfolios.

The manager looks for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The manager follows a rigorous three-step process when evaluating companies and then employs an actively-managed option strategy to help enhance income and mitigate downside risk.

1. Business model. The manager looks for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2. Management. When assessing management, the manager looks to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3. Proper valuation. The final step in the process is assessing the proper valuation for the company.The manager strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows.They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the manager has high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund’s calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums.The covered call strategy also tends to reduce the risk compared to just owning the stock.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC 08/10

NOT FDIC-INSURED l NOT BANK- GUARANTEED l MAY LOSE VALUE

MCN-SAR-0610

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a) (1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)       Not Applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call & Equity Strategy Fund

By: /s/ J. Thomas Futrell

Name:	J. Thomas Futrell
Title:	Chief Executive Officer
Date:	August 31, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ J. Thomas Futrell

Name:	J. Thomas Futrell
Title:	Chief Executive Officer
Date:	August 31, 2010

By: /s/ Steven M. Hill

Name:	Steven M. Hill
Title:	Chief Accounting Officer, Chief Financial Officer and Treasurer
Date:	August 31, 2010